UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 3, 2012 (May 1, 2012)

 DGSE COMPANIES, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	1-11048	88-0097334
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11311 Reeder Rd., Dallas, Texas	75229
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 484-3662

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On May 1, 2012, in connection with the listing qualification notification received by DGSE Companies, Inc., a Nevada corporation (the “Registrant”), from NYSE Amex LLC (the Exchange), as more fully discussed in the Registrant’s Current Reports on Form 8-K, as filed with the Securities and Exchange Commission on April 16 and April 19, 2012, respectively, the Registrant announced that it has submitted to the Exchange its plan to regain compliance with the listing standards of Sections 134 and 1101 of the Exchange’s Company Guide.

Item 9.01 Financial Statement and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

99.1 Press release issued by DGSE Companies, Inc. dated May 1, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DGSE COMPANIES, INC.

Date: May 3, 2012	By:	/s/William H. Oyster
William H. Oyster
Chairman, President & Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Title
99.1	Press Release of DGSE Companies, Inc. dated May 1, 2012, announcing that it in connection with the information announced on April 16, 2012, that it has submitted to NYSE Amex LLC its plan to regain compliance with the listing standards.